SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2022
Disclosure of non-adjusting events after reporting period [abstract]
SUBSEQUENT EVENTS

26.	SUBSEQUENT EVENTS

In January 2023, the Company took delivery of the VLCC newbuilding, Front Orkla, from HHI and drew down $65.0 million under its senior secured term loan facility with Crédit Agricole to partially finance the delivery. The facility has a tenor of five years, carries an interest rate of LIBOR plus a margin of 170 basis points and has an amortization profile of 18 years commencing on the delivery date from the yard. The facility was fully drawn down in January 2023.

In January 2023, the Company took delivery of the VLCC newbuilding, Front Tyne, from HHI and drew down $65.0 million under its senior secured term loan facility with KFW to partially finance the delivery. The facility has a tenor of five years, carries an interest rate of LIBOR plus a margin of 170 basis points and has an amortization profile of 20 years commencing on the delivery date from the yard. The facility was fully drawn down in January 2023.

In January 2023, the Company sold the 2009-built VLCC, Front Eminence, and the 2009-built Suezmax tanker, Front Balder, for gross proceeds of approximately $61.0 million and $39.5 million, respectively. The vessels were delivered to the new owners in January and February, respectively. After repayment of existing debt on the vessels, the transactions are expected to generate net cash proceeds of approximately $63.6 million, and the Company expects to record a gain on sale of approximately $9.7 million and $2.0 million, respectively, in the first quarter of 2023.

In January 2023, the Company terminated a combination agreement (the “Combination Agreement”) for a stock-for-stock combination with Euronav based on an exchange ratio of 1.45 Frontline shares for every 1.0 Euronav share, as certain conditions and assumptions under the Agreement were not met. On January 18, 2023 Frontline received from Euronav an emergency arbitration request for urgent interim and conservatory measures. On February 7, 2023 the emergency arbitration claims filed by Euronav were fully dismissed by the Emergency Arbitrator and Euronav was ordered to reimburse all costs incurred by Frontline.

On January 28, 2023, the Company received from Euronav an arbitration request for proceedings on the merits of the termination. The arbitral tribunal has been constituted and a timetable for the arbitration will be set in principle by the end of April 2023. Frontline once again maintains that its decision to terminate the Combination Agreement was entirely lawful.

In February 2023, the Company received $1.4 million in loan repayment and $7.3 million in dividends from TFG Marine.

In February 2023, the Company repaid $60.0 million of its $275.0 million senior unsecured credit facility with an affiliate of Hemen. Up to $125.3 million remains available following the repayment.
In March 2023, the Company entered into eight forward bunker purchase arrangements with TFG Marine, a related party, which obligate the Company to purchase and take delivery of minimum quantities of low sulfur and high sulfur bunker fuel, at fixed prices, over the period from June 2023 to December 2024. The total commitment amounted to $37.1 million, $13.2 million of which is expected to be paid in 2023 and $23.9 million of which is expected to be paid in 2024.